UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2009

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) As previously reported in our Current Report on Form 8-K, filed on October 19, 2009 (our “Form 8-K”), on October 15, 2009, the audit committee of our board of directors, upon the recommendation of management, concluded that the previously issued financial statements contained in our annual report on Form 10-K for the year ended December 31, 2008, and our quarterly reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009 and June 30, 2009 (collectively, the “Prior Periods”) should no longer be relied upon because of errors in those financial statements, some of which arose from potential irregularities outside of the accounting department. Following the filing of our Form 8-K, we continued our investigation and, on November 9, 2009, the audit committee of our board of directors, upon recommendation of management, concluded that the previously issued financial statements contained in our annual report on Form 10-K for the year ended December 31, 2007 (the “2007 Period”) should also no longer be relied upon because of an error in those financial statements regarding the recognition of revenue on one Sensei Robotic Catheter System sold to a distributor in the quarter ending December 31, 2007. Through June 30, 2009, we shipped 68 Sensei Robotic Catheter Systems based on valid customer purchase orders for which revenue was recognized. We have received full payment for all but one of these systems. This one system that we have not been paid for was reported as recognized revenue in the quarter ended June 30, 2009. We have identified systems for which revenue should have been recognized in a later period than the period in which it was recognized and revenue on systems that should have been deferred.

In addition to the financial statements for the Prior Periods and the 2007 Period referenced above, related press releases, reports and stockholder communications describing our financial statements for the Prior Periods and the 2007 Period and the reports of our independent registered accounting firm, PricewaterhouseCoopers LLP, related to the years ended December 31, 2008 and December 31, 2007 should no longer be relied upon.

Our revenues are primarily derived from the sale of our Sensei system. As software is more than incidental to the functioning of our Sensei system, our revenue recognition policy is based on American Institute of Certified Public Accountants, Statement of Position 97-2, Software Revenue Recognition , or SOP 97-2. Under our policy, revenues are recognized when, among other conditions, delivery to the customer has occurred and our services have been fully rendered. Since most of our sales contracts for systems include installation and training services and because we do not have vendor-specific objective evidence of the fair value of these services, we are required by SOP 97-2 to defer all such system revenues until training and installation is completed. We also sell systems to independent distributors, and have recognized revenue upon shipment of systems to those distributors that we believed were independently capable of performing required installation and training.

The disclosures in this Form 8-K are the result of an investigation by our audit committee, with the assistance of independent outside counsel, that commenced following our receipt in August 2009 of an anonymous “whistleblower” report alleging a single irregularity that resulted in improper revenue recognition in the quarter ended December 31, 2008. As a result of the investigation to date, we have determined that there are other irregularities that resulted in improper revenue recognition and that there are other instances where revenue recognition occurred prior to the completion of all our obligations to customers. In addition, the investigation has identified facts not previously reported to our accounting department that have led to a determination that distributors were not independently capable of installing systems and/or clinically training end users at the time we recognized revenue on systems purchased by distributors. Therefore, revenue on such systems should have been deferred until installation and training had occurred at the distributor’s end user.

Our review is ongoing so we are not yet able to estimate the extent and timing of adjustments that will be required to our financial statements for the Prior Periods or the 2007 Period. The ultimate findings of our ongoing review and investigation and the impact of these matters on our results of operations and financial condition as previously reported are not yet known. We are also reviewing the restatement’s effect on our internal control over financial reporting and our disclosure controls and procedures. We will not reach a final conclusion on our internal control over financial reporting or disclosure controls and procedures until completion of the restatement process. We are working diligently towards completing the restatement and timely filing our quarterly report on Form 10-Q for the period ended September 30, 2009 by November 16, 2009 within the extension period afforded by Rule 12b-25; however, given the scope and complexity of the review, there can be no assurance that this timing goal will be met.

We have discussed the matters in this Form 8-K with our independent registered public accounting firm.

This current report on Form 8-K contains forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, statements about our intention to restate our financial statements, the type and extent of matters reflected in such restated financial statements, the timing of filing of our restated financial statements and our quarterly report on Form 10-Q for the period ended September 30, 2009, and statements containing the words “plan,” “expects,” “believes,” “goal,” “estimate,” and similar words. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the time necessary to complete our investigation and review; the final conclusions of our audit committee, board of directors and independent registered public accounting firm concerning matters related to our revenue recognition and other potential adjustments to our financial statements following the completion of our investigation and review; the review and audit by our independent registered public accounting firm of our financial statements; the risk that these activities will not be completed before the deadline for filing our quarterly report on Form 10-Q for the quarter ended September 30, 2009; and other risks more fully described in the “Risk Factors” section of our quarterly report on Form 10-Q for the quarter ended June 30, 2009 filed with the Securities and Exchange Commission on August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: November 10, 2009	/S/ STEVEN M. VAN DICK
Steven M. Van Dick
Chief Financial Officer